UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2012 (December 18, 2012)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountants

Item 9.01 Financial Statements and Exhibits

SIGNATURE

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Item 4.01 - Changes in Registrant’s Certifying Accountant, Financial Statements and Exhibits

a) On December 18, 2012 KPMG LLP ("KPMG") resigned as the independent registered accounting firm for CardioGenics Holdings Inc. due to non-payment of fees (the "Company”).

The reports of KPMG on the financial statements of the Company, as of and for the fiscal year ended October 31, 2011, did not contain an adverse opinion, or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. As discussed in note 2 to the consolidated financial statements, the 2011 consolidated financial statements have been restated to correct for misstatements. During the fiscal year ended October 31, 2011 and through the date of resignation, (i) the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no "reportable events," as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Concurrently with its filing of this Form 8-K with the Securities and Exchange Commission (the “Commission”), the Registrant has provided KPMG with a copy of the disclosures it is making in response to this Item 4.01, together with a request that KPMG furnish the Company with a letter addressed to the Commission stating whether KPMG agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter dated December 26, 2012, furnished by KPMG in response to that request is filed as Exhibit 16.1 to this Form 8-K. A copy of KPMG’s audit opinion for the Company’s 2011 fiscal year is filed as Exhibit 16.2 to this Form 8-K.

b) On December 18, 2012, the Board of Directors of the Company approved the engagement of CohnReznick LLP ("CohnReznick"), effective immediately upon the resignation of KPMG, as the new independent registered public accounting firm to audit the Company's financial statements beginning with the fiscal year ended October 31, 2012. CohnReznick was formed as a result of a merger that included J.H. Cohn LLP, which acted as the Company’s independent registered accounting firm prior to the Company’s engagement of KPMG for the 2011 fiscal year. During the fiscal year ended October 31, 2011, and any subsequent interim period prior to engaging CohnReznick, neither the Company nor anyone acting on its behalf consulted CohnReznick with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement or reportable event between the Company and KPMG. The Company did, however, consult with J.H. Cohn LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, as more particularly described in the Explanatory Note contained in the Form 10-K/A filed by the Company on April 16, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

16.1	Letter from KPMG LLP dated December 26, 2012.

16.2	KPMG audit opinion dated April 13, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: December 26, 2012

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